SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

January 15, 2018

(Date of earliest event Reported)

NEXT GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	20-3537265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 W. Flagler St., Suite 507, Miami, FL, 33130
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NOTE ABOUT FORWARD LOOKING STATEMENTS

Most of the matters discussed within this report include forward-looking statements on our current expectations and projections about future events. In some cases you can identify forward-looking statements by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based on our current beliefs, expectations, and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. Such risks and uncertainties include the risks noted under “Item 1A Risk Factors of Form 10-K.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer. On January 31, 2018, Next Group Holdings, Inc. (the “Company”), announced that it had hired Michael Naparstek as its Chief Financial Officer, who assumed this position on January 15, 2018.

Michael Naparstek, CPA, CGMA, CFO has 35 years of accounting, auditing, business forecasting, M&A, due diligence, SEC regulations and internal control experiences at Top-20 New York and Florida practices and a BIG 4 firm. Prior to joining Next Group Holdings, Mr. Naparstek, was partner of a Florida-based accounting firm in which he provided oversight and quality control of SEC, PCAOB and FASB developments and was responsible for both implementation and compliance of accounting regulations. Mr. Naparstek was also CFO and Director of Technical Accounting and Financial reporting for two publicly-traded companies. Mr. Naparstek was the former Vice-Chair of the Florida Institute of Certified Public Accountant’s Accounting Principles and Auditing Standards Committee and is currently a member of the American Institute of Certified Public Accountants (AIPCA).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 21, 2018	NEXT GROUP HOLDINGS, INC.

		By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

		By:	/s/ Michael De Prado
Michael De Prado
President, COO & CFO

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